UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 22, 2005

                           COGENCO INTERNATIONAL INC.
            ---------------------------------------------------------
           (Name of small business issuer as specified in its charter)


Colorado                           2-87052-D                     84-0194754
--------                           ---------                     ----------
State of                        Commission File               IRS Employer
Incorporation                   Number                        Identification No.


                            4085 South Dexter Street
                            Englewood, Colorado 80113
                     Address of principal executive offices

                                  303-758-1357
                           Telephone number, including
                                    Area code

                                 Not applicable
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 8.01 - Other Events

In August 2004, Cogenco entered into a letter agreement with DMI Biosciences, Inc. for an agreement by which Cogenco would participate in the development of a drug for the treatment of asthma in humans.

The parties modified this agreement in November 2004 and, pursuant to the modification, Cogenco paid DMI $100,000 and entered into a co-development agreement with DMI. In March 2005, the parties further modified their agreements, effective as of February 22, 2005.

Under the terms of the agreements, as amended, Cogenco must pay DMI $3,150,000 by July 1, 2005 or it will forfeit the $100,000 payment made. The amount includes $2,500,000 access payment and a non-refundable fee of $650,000. If Cogenco pays DMI the full $3,150,000 it will have the right to participate in revenues from sales of the asthma products. For each $500,000 of the $3,150,000 that Cogenco pays to DMI by April 30, 2005, the extension fee will be reduced by $15,000 up to a maximum aggregate reduction of $75,000.

The letter agreement also provides that the parties will attempt to negotiate a business combination between DMI and Cogenco (provided that Cogenco becomes adequately funded with at least $25,000,000). If the business combination does not occur by December 31, 2005, the $3,150,000 investment (when and if paid) will be automatically converted into 1,000,000 shares of DMI common stock.

Because the funding of the CODA has not yet occurred, Cogenco does not consider the CODA to be a material agreement, notwithstanding the $100,000 option payment previously made and which is carried on Cogenco's books as an asset. Furthermore, the parties have not achieved any agreement with respect to a business transaction and are not likely to negotiate any such agreement until (if ever) Cogenco becomes adequately funded.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 16th day of March, 2005.

                                            Cogenco International, Inc.

                                            By: /s/ David W. Brenman
                                                --------------------------------
                                                    David W. Brenman
                                                    President